UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 7, 2011

ORBITAL SCIENCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14279	06-1209561
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21839 Atlantic Boulevard, Dulles, Virginia 20166
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (703) 406-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 7, 2011, Orbital Sciences Corporation (the “Company”) entered into a Credit Agreement relating to a $300 million revolving secured credit facility (the “Credit Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent, Swingline Lender and Issuing Lender, Wells Fargo Securities, LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Joint Lead Arrangers and Joint Bookrunners, Citibank N.A. and Bank of America, N.A., as Co-Syndication Agents, PNC Bank, N.A. and Sovereign Bank, as Co-Documentation Agents, and the lenders party thereto.  The Credit Agreement replaces the Company’s $100 million revolving credit facility, established under a credit agreement dated August 17, 2007, with Citibank, N.A., Bank of America, N.A., PNC Bank, N.A., Sovereign Bank, and Wachovia Bank, National Association.  This credit agreement was terminated on June 7, 2011, in connection with the closing of the new credit facility, and all letters of credit outstanding under the terminated credit agreement were transferred to the Credit Agreement.

The credit facility has a scheduled maturity date of June 7, 2016.  There are no scheduled principal payments under the revolving loans.  Any outstanding revolving loans will be payable in full on the revolving loan maturity date.

The Credit Agreement provides capacity for up to $300 million of revolving loans and permits the Company to utilize up to $125 million of such capacity for the issuance of standby letters of credit and $25 million for swingline loans.  The Company has the option to increase the amount of the credit facility by up to $150 million to the extent that any one or more lenders, whether or not currently party to the Credit Agreement, commits to be a lender for such amount.  Loans under the credit facility bear interest at LIBOR plus an applicable margin ranging from 1.75% to 2.50%, or, at the election of the Company, at a prime base rate plus 0.75% to 1.50%, with either such margin varying according to the Company’s consolidated total leverage ratio.  Letters of credit issued under the Credit Agreement accrue fees at a rate equal to the applicable margin for LIBOR loans.  In addition, the Company is required to pay a commitment fee for the unused commitments under the credit facility, if any, at a quarterly rate ranging from 0.30% to 0.50% depending on the Company’s consolidated total leverage ratio.

The Company’s obligations under the Credit Agreement are secured by substantially all of the Company’s personal property assets, including contract accounts receivable, deposit accounts, intellectual property, investment property, inventory, and equipment.  To effect this arrangement, the Company and its subsidiary entered into a Security and Pledge Agreement, dated June 7, 2011, with Wells Fargo, as Administrative Agent.

The Credit Agreement contains customary covenants limiting the Company’s ability to, among other things, pay cash dividends, incur debt or liens, redeem or repurchase Company stock, enter into transactions with affiliates, make investments, merge or consolidate with others or dispose of assets.  In addition, the Credit Agreement contains financial covenants requiring the Company to maintain a total consolidated leverage ratio of not more than 4.25 to 1.0, a senior secured consolidated leverage ratio of not more than 2.50 to 1.0, and an interest coverage ratio of at least 3.0 to 1.0.  If the Company does not comply with the various covenants, the lenders may, subject to various customary cure rights, require the immediate payment of all amounts outstanding under the facility and foreclose on the collateral.  In addition, if more than $25 million in aggregate principal amount of the Company’s convertible senior subordinated notes are outstanding on October 11, 2013, and the Company does not satisfy certain liquidity and secured leverage ratio tests, the credit facility could mature at that time.

The above descriptions are only a summary of the material terms and are qualified in their entirety by the actual terms of the Credit Agreement and the Security and Pledge Agreement, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

On June 8, 2011, the Company issued a press release announcing the new revolving credit facility, a copy of which is filed herewith as Exhibit 99.1.

Item 1.02. Termination of a Material Definitive Agreement.

The information regarding the termination of the Company’s previous revolving credit facility under Item 1.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (d)  Exhibits

Exhibit No.	Description
10.1
Credit Agreement, dated as of June 7, 2011, by and among Orbital Sciences Corporation, as Borrower, the subsidiaries of the Borrower party thereto as Guarantors, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, Wells Fargo Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Joint Lead Arrangers and Joint Bookrunners, Citibank, N.A. and Bank of America, N.A. as Co-Syndication Agents and PNC Bank, N.A. and Sovereign Bank as Co-Documentation Agents

10.2	Security and Pledge Agreement, dated as of June 7, 2011, between Orbital Sciences Corporation, the other obligors party thereto, and Wells Fargo Bank, National Association, as Administrative Agent

99.1	Press Release of Orbital Sciences Corporation, dated June 8, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITAL SCIENCES CORPORATION (Registrant)
Date: June 10, 2011	By: /s/ Garrett E. Pierce Garrett E. Pierce Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Credit Agreement, dated as of June 7, 2011, by and among Orbital Sciences Corporation, as Borrower, the subsidiaries of the Borrower party thereto as Guarantors, the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, Wells Fargo Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as Joint Lead Arrangers and Joint Bookrunners,  Citibank, N.A. and Bank of America, N.A. as Co-Syndication Agents and PNC Bank, N.A. and Sovereign Bank as Co-Documentation Agents

10.2	Security and Pledge Agreement, dated as of June 7, 2011, between Orbital Sciences Corporation, the other obligors party thereto, and Wells Fargo Bank, National Association, as Administrative Agent

99.1	Press Release of Orbital Sciences Corporation, dated June 8, 2011

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